SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2001

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee	1-3083	0211340

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road, Nashville, TN	37217-2895

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 367-7000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
PRESS RELEASE

Item 5. Other Events

See attached press release.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

99.1	Press Release dated December 18, 2001.

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENESCO INC.

Date: December 18, 2001	By:	/s/ Roger G. Sisson Name: Roger G. Sisson Title: Secretary and General Counsel

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated December 18, 2001.